UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 2)

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 17, 2022

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Crexendo, Inc.
(Exact Name of Registrant as Specified in Its Charter)

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Nevada	001-32277	87-0591719
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 S. 52nd Street, Tempe, AZ 85281

(Address of Principal Executive Offices) (Zip Code)

(602) 714-8500

(Registrant’s Telephone Number, Including Area Code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CXDO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 2 to Current Report on Form 8-K (this “Amendment”) amends the Current Report on Form 8-K filed by Crexendo, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on October 21, 2022 (the “Original Form 8-K”) to provide the information required by Items 9.01(a) and (b) of Form 8-K related to the completion of the previously announced acquisition (the “Acquisition”) of one hundred percent (100%) of the membership interests of Allegiant Networks in exchange for (i) a cash payment at closing in the amount of $2.0 million, (ii) a three-year promissory note by the Company in favor of Seller in the amount of $1.1 million, which shall be subject to offsets for breach of representations or other offsets as detailed in the Acquisition Agreement, and (iii) 2,461,538 shares of the Company’s common stock, par value $0.001 per share. The Company Shares shall be issued pursuant to a valid exemption from registration under the Securities Act of 1933, as amended. Shares issued in the transaction shall be fully restricted for a period of 6 months from the date of issuance and subject to lock-up thereafter.  Pursuant to the lock-up agreement, after 6 months, 25% of the shares will be permitted to be sold, with an additional 25% permitted to be sold every 6-month period thereafter. On November 1, 2022, the Company closed the transaction, and the Company issued the seller cash consideration of $2.0 million, a three-year promissory note for $1.1 million, and 2,461,538 shares of the Company’s common stock, par value $0.001 per share valued at $2.57 per share, for an aggregate purchase price of approximately $9.4 million. Except as otherwise stated above, all other information in the original Form 8-K and Form 8-K/A amendment No. 1 remains unchanged.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business or Funds Acquired.

The audited financial statements of Allegiant for the year ended December 31, 2021 and unaudited condensed financial statements of Allegiant for the six months ended June 30, 2022 and 2021 are filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively, to this Amendment and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information identified below giving effect to the Acquisition is attached as Exhibit 99.3 to this Amendment and incorporated herein by reference:

•	Pro forma balance sheet as of June 30, 2022
•	Pro forma statement of operation for the fiscal year ended December 31, 2021
•	Pro forma statement of operations for the six months ended June 30, 2022

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(c) Exhibits

EXHIBIT INDEX

		Incorporated By Reference			Filed
Exhibit No.	Exhibit Description	Form	Date	Number	Herewith

23.1	Consent of Urish Popeck & Co., LLC, independent registered public accounting firm of Allegiant Networks, LLC.				X
23.2	Consent of Urish Popeck & Co., LLC, independent registered public accounting firm of Crexendo Inc. and subsidiaries.				X
99.1	Audited financial statements of Allegiant Networks, LLC. for the year ended December 31, 2021.				X
99.2	Unaudited condensed financial statements of Allegiant Networks, LLC. for the six months ended June 30, 2022 and 2021.				X
99.3	Unaudited pro forma financial information of Crexendo, Inc. for the fiscal year ended December 31, 2021 and the six months ended June 30, 2022.				X
99.4	Audited consolidated financial statement for Crexendo, Inc and Subsidiaries for the year ended December 31, 2021.	10-K	3/21/22	N/A
99.5	Unaudited condensed consolidated financial statements for the three and six months ended June 30, 2022.	10-Q	8/9/22	N/A
101.INS	XBRL INSTANCE DOCUMENT
101.SCH	XBRL TAXONOMY EXTENSION SCHEMA DOCUMENT
101.CAL	XBRL TAXONOMY EXTENSION CALCULATION LINKBASE DOCUMENT
101.DEF	XBRL TAXONOMY EXTENSION DEFINITION LINKBASE DOCUMENT
101.LAB	XBRL TAXONOMY EXTENSION LABEL LINKBASE DOCUMENT
101.PRE	XBRL TAXONOMY EXTENSION PRESENTATION LINKBASE DOCUMENT

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* In accordance with Rule 406T of Regulation S-T, these XBRL (eXtensible Business Reporting Language) documents are furnished and not filed or a part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933 or Section 18 of the Securities Exchange Act of 1934 and otherwise are not subject to liability under these sections.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Crexendo, Inc.

November 10, 2022	By:	/s/ Ronald Vincent
Ronald Vincent Chief Financial Officer

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